                                                                    EXHIBIT 99.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation by reference in the  Registration  Statement of
Home Properties, Inc. on Form S-8 (No. 333-115573,  333-74050, and 333-12551) of
our report,  dated May 18, 2006,  relating to the  financial  statements of Home
Properties  Retirement Savings Plan, which appears in this Annual Report on Form
11-K.

Respectfully Submitted,

/s/ Insero & Company CPAs, P.C.

Insero & Company CPAs, P.C.
Certified Public Accountants

Rochester, New York
June 29, 2006